UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Material Pursuant to §240.14a-12.

MYOTHERCOUNTRYCLUB.COM
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)           Title of each class of securities to which transaction applies:

2)           Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

☐           Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)           Amount Previously Paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

MYOTHERCOUNTRYCLUB.COM
18124 Wedge Pkwy. Suite 1050
Reno, Nevada 89511

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on April 23, 2012

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of MyOtherCountryClub.com, a Nevada corporation, (“MYOC” or “Company”) to be held on April 23, 2012, at 9:00 a.m., local time, at 401 West A Street, Suite 1150 San Diego, CA 92101.  The purpose of our Annual Meeting is to do the following:

1.	To elect one member of the board of directors to hold office until the next annual meeting or until his successor has been elected and qualified;
2.	To ratify the appointment of Silberstein Ungar, PLLC as our independent auditors for the fiscal year ending December 31, 2012; and
3.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Please read the proxy statement and exhibits concerning MYOC, which are mailed with this notice, for a more complete statement regarding the proposals to be acted upon at the Annual Meeting.

Our Board of Directors has fixed the close of business on April 5, 2012 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.  A list of such stockholders will be available for examination by any stockholder at the Annual Meeting.  For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the meeting, during normal business hours at the Company’s Executive offices at 18124 Wedge Pkwy. Suite 1050, Reno, Nevada, 89511.

By Order of the Board of Directors

/S/ Michael F. Smith
Michael F. Smith
Chief Executive Officer

Reno, Nevada
April 6, 2012

IMPORTANT

Your vote is important.  Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy.  Doing so will save the Company the expense and extra work of additional solicitation.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

2012 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

MYOTHERCOUNTRYCLUB.COM.
18124 Wedge Pkwy. Suite 1050
Reno, Nevada, 89511

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
April 23, 2012

This statement is furnished in connection with the solicitation by the Board of Directors of MyOtherCountryClub.com (hereinafter “MYOC” or “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on April 23, 2012 at 9:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about April 6, 2012

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked by the stockholder at any time prior to the Annual Meeting by filing an instrument revoking it or by submitting a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by the Company’s Chairman, Michael F. Smith.  The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on April 5, 2012, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 8,400,000 shares of Common Stock.  Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders.  Only stockholders of record at the close of business on April 5, 2012 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company’s stock entitled to vote shall constitute a quorum for the transaction of business.  Directors are elected by a plurality of votes properly cast by the holders of shares entitled to vote in the election at the Annual Meeting at which a quorum is present.  A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (three at the Annual Meeting).  Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors.

Each of the other proposals requires the favorable vote of a majority of the shares present, either by proxy or in person, and entitled to vote.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The names of our directors and executive officers and their ages, positions, and biographies as of April 5, 2012 are set forth below.  Our executive officers are appointed by, and serve at the discretion of, our board of directors.  There are no family relationships among any of our directors or executive officers.

Directors	Age	Title	Term
Michael F. Smith	62	CEO, CFO President, Treasurer & Chairman of the Board	Since June 2009

Michael F. Smith, has served as our Chief Executive Officer, Chief Financial Officer, President, Treasurer and Chairman of the Board since June 2009.  Mr. Smith has been working in electronic commerce and the Internet since 1985. He has an extremely broad background in IT, Internet Security and Systems Analysis.  Mr. Smith is an entrepreneur who works independently and has no “employer”. From 2005 to 2006 he worked as a Consultant and designed, installed and configured the technical production infrastructure to bring “The Weekly Top Forty Show” with Rick Dees onto the internet. His work included training individuals on media streaming preparation, editing and production. In 2006, Mr. Smith Founded Media XXL, a Nevada corporation, to provide executive consulting services such as business planning, financial planning, and strategic planning to Owl Pals, LLC. (later to become Owl Pals, Inc.) Owl Pals, LLC is a producer of children’s toys and books. Mr., Smith is the only employee and is “on call” as a consultant to the Company. In 2007, Mr. Smith founded the Perfect Internet Service to provide web enabled services for all Internet enabled devices, particularly portable devices such as the iPhone, iPod touch, iPad Sony PSP and Android smart phones. The first project was “My Online Health Journal” and “Smart 911” Mr. Smith is the only employee of this company, which is still in the development stage and he devotes about 10 hours a week to this project. In 2008, Mr. Smith was part of the design team of “Green” municipal planning for “Monarch Cancun” a golf resort in development in Cancun, MX. Mr. Smith is an IT consultant to the resort and monitors their internet security. Mr. Smith currently devotes about 20 hours a week on this project.

Director Independence

Since the Over the Counter Quotation Board (“OTCQB”) does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“Amex”).  Our Board has not made the determination whether any of our Directors are considered independent, as defined in Section 803A of the NYSE Amex LLC Company Guide.  Therefore, as of the date of this filing, each Director should be considered as non-independent.

Board of Directors’ Leadership Structure and Role in Risk Oversight

Michael F. Smith, our President, serves as the Chairman of the Board of Directors.  The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and President’s ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board regularly evaluates its leadership structure and currently believes the Company can most effectively execute its business strategies and plans if the Chairman is also a member of the management team.  A single person, acting in the capacities of Chairman and President, promotes unity of vision and leadership, which allows for a single, clear focus for management to execute the Company’s business strategies and plans.  While the Board has not made a determination as to director independence and all our Directors are considered as non-independent we do not have a designated lead independent director.

We take a comprehensive approach to risk management which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.  Our senior management is responsible for assessing and managing the Company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Corporate Governance and Board Matters

Board of Directors’ Meetings

In fiscal year 2012 to date, Board of Directors’ actions were taken by zero (0) Directors’ unanimous consents in lieu of regularly scheduled or special meetings.  Directors are encouraged but not required to attend annual meetings of the Company’s stockholders.

Board Committees

Our Director acts as our Audit Committee, and performs the same functions as an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the annual financial statements, reviewing the independent auditor’s independence, the financial statements and their audit report, and reviewing management's administration of the system of internal accounting controls.  The Company does not currently have a written Audit Committee charter or similar document.  We have no financial expert on the Board.  We believe the cost related to retaining a financial expert at this time is prohibitive.

Director Nominations

Generally, nominees for Director are identified and suggested by the members of the Board using various methods.  The Board has not retained any executive search firms or other third parties to identify or evaluate Director candidates in the past and does not intend to in the near future.  In selecting a nominee for Director, the Board considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his/her service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership.  Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director.

During 2011, the Company received no recommendation for Directors from its stockholders.

The Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year.  Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources.  Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address:  18124 Wedge Pkwy. Suite 1050, Reno, Nevada 89511

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board may send a letter to the Secretary of the Corporation at 18124 Wedge Pkwy. Suite 1050, Reno, Nevada 89511.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual Directors as appropriate.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a formal, written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from having a small management structure operating as the management for the Company.  We believe that the interaction which occurs within such a small management structure eliminates the current need for such a code, in that violations of the code would be reported to the party generating the violation.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on April 5, 2012 by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers.  The percentage of beneficial ownership for the following table is based on 8,400,000 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of common stock that the stockholder has a right to acquire within 60 days after April 5, 2012 pursuant to options, warrants, conversion privileges or other rights.  The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management and Directors
	Name of Beneficial Owner (1)	Number of Shares	Percent Beneficially Owned
Common	Michael F. Smith	7,500,000	89.3%
	Directors & Officers as a Group	7,500,000	89.3%

(1)
As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to Common Stock (i.e., the power to dispose of, or to direct the disposition of, a security).  Each Party’s address is in care of the Company at 18124 Wedge Pkwy. Suite 1050, Reno, Nevada, 89511.

*The information used for the table of Security Ownership of Certain Beneficial Owners is based on the information reported on the beneficial owners’ Schedule 13D filings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and Directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, Directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and Directors, we believe that as of the date of this filing they were current in their filings.

DIRECTOR COMPENSATION

Our sole Director currently does not receive any cash compensation for serving on the Board of Directors, or for any other services rendered to the Company in his capacity as a director of the Company, but is reimbursed for expenses he incurs in connection with his attendance at board meetings.

EXECUTIVE COMPENSATION

Overview of Compensation Program

We do not currently have a Compensation Committee of the Board of Directors.  Until a formal committee is established, our entire Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  The Board ensures that the total compensation paid to the executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  As a result of the size of the Company and only having one executive officer, the Board evaluates both performance and compensation on an informal basis.  Upon hiring additional executives, the Board intends to establish a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of our peer companies.  To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Board makes all compensation decisions for, and approves recommendations regarding equity awards to, the executive officers and Directors of the Company.  Decisions regarding the non-equity compensation of other employees of the Company are made by management.

Summary Compensation Table

The table below summarizes the total compensation paid to or earned by our Chief Executive Officer, the last two fiscal years ended December 31, 2011 and 2010.  We currently do not compensate our Officers and Directors

SUMMARY COMPENSATION TABLE
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compen-sation ($)	Total ($)
Michael F. Smith
CEO, CFO Board Chairman	2011	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2010	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Option Grants in Last Fiscal Year

During the years ended December 31, 2011 and 2010, we did not grant any options to our officers and Directors.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Silberstein Ungar, PLLC has served as our principal independent public accountant since 2010. Representatives from this firm will not be present at the meeting of stockholders.  Therefore, they will not be making a statement and will not be available to respond to any questions.

The following table shows the fees that were billed for the audit and other services provided by the firm for the fiscal years indicated.

	Fiscal Year Ended December 31, 2011	Fiscal Year Ended December 31, 2009

Audit Fees	$5,700	$5,700
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-
Total	$5,700	$5,700

Audit Fees - This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with engagement for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees - This category consists of assurance and related services by the independent auditors that are reasonable related to the performance of the audit or review of our financial statements and are not reported above under "Audit Fees." The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

Tax Fees - This category consists of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees - This category consists of fees for other miscellaneous items.

Audit Committee Policies and Procedures

Pursuant to the provisions contained in our Bylaws and Articles of Incorporation, our Board of Directors performs the same functions as an audit committee.  While we do not have formal written Audit Committee policies and procedures in place, we do adhere to accounting standards set forth by the Financial Accounting Standards Board (“FASB”) with respect to financial reporting.

PROPOSAL 1
ELECTION OF DIRECTORS

At the 2012 Annual Meeting of Stockholders, a Board of Directors consisting of two members will be elected, each Director to hold office until his/her term expires or a successor is elected and qualified, or until the Director resigns, is removed or becomes disqualified.  We currently have one Director, Mr. Michael F. Smith.

Our Board has nominated for re-election the current member of the Board of Directors of the Company, Mr. Michael F. Smith. In addition, the Board has also nominated Michael Stanford as nominee for election at the Annual Meeting. The following is certain information with respect to the nominee for election as director.

MICHAEL F. SMITH, age 62, has served as our Chief Executive Officer, Chief Financial Officer, President, Treasurer and Chairman of the Board since June 2009.  Mr. Smith has been working in electronic commerce and the Internet since 1985. He has an extremely broad background in IT, Internet Security and Systems Analysis.  Mr. Smith is an entrepreneur who works independently and has no “employer”. From 2005 to 2006 he worked as a Consultant and designed, installed and configured the technical production infrastructure to bring “The Weekly Top Forty Show” with Rick Dees onto the internet. His work included training individuals on media streaming preparation, editing and production. In 2006, Mr. Smith Founded Media XXL, a Nevada corporation, to provide executive consulting services such as business planning, financial planning, and strategic planning to Owl Pals, LLC. (later to become Owl Pals, Inc.) Owl Pals, LLC is a producer of children’s toys and books. Mr., Smith is the only employee and is “on call” as a consultant to the Company. In 2007, Mr. Smith founded the Perfect Internet Service to provide web enabled services for all Internet enabled devices, particularly portable devices such as the iPhone, iPod touch, iPad Sony PSP and Android smart phones. The first project was “My Online Health Journal” and “Smart 911” Mr. Smith is the only employee of this company, which is still in the development stage and he devotes about 10 hours a week to this project. In 2008, Mr. Smith was part of the design team of “Green” municipal planning for “Monarch Cancun” a golf resort in development in Cancun, MX. Mr. Smith is an IT consultant to the resort and monitors their internet security. Mr. Smith currently devotes about 20 hours a week on this project.

MICHAEL STANFORD, age 46, has worked primarily in mining and metallurgy  most notably as owner and operator of companies specializing in the determination, recovery, refining, marketing of precious metals from mined mineral ore bodies, administering associated environmental controls and processes systems associated therewith. He has also managed and directed long term contracts and projects as an exclusive vendor with and/or consultant to the majors such as: Rio Tinto, Kennecott Utah Copper, Barney’s Canyon Gold, Kiewit Western Corporation, Kawasaki Heavy Industries, Chubu Electric Power Company, Techno Chubu Company, and many others. Mr. Stanford has managed, directed and motivated over 2,000 employees.

The nominees have consented to their nomination to the Board of Directors, and will serve if elected.  The Company has no reason to believe that the nominees will be unavailable to serve as Directors.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon.  We expect the nominees to be able to serve if elected, but if the nominees notify us before this meeting that he/she is unable to do so, then the proxies will be voted for a substitute nominee or nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT
OF SILBERSTEIN UNGAR, PLLC AS AUDITORS FOR THE YEAR 2012

Our Board of Directors has selected Silberstein Ungar, PLLC to serve as our independent auditor for the current fiscal year, and the Board is asking stockholders to ratify that selection.  Although stockholders’ ratification of the Company’s independent auditor is not required by the bylaws or otherwise, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Silberstein Ungar, PLLC for ratification by stockholders as a matter of good governance.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF SILBERSTIEN UNGAR, PLLC AS AUDITORS FOR THE FISCAL YEAR 2012.

OTHER MATTERS

As of the date of this statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice.  As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies.  Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists.  Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow MyOtherCountryClub.com. Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail.  Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which includes our financial statements, and provides additional information about us, is enclosed with this proxy statement.  It is also available on the website of the Securities and Exchange Commission at www.sec.gov.  You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to:  MyOtherountryClub.com, 18124 Wedge Pkwy. Suite 1050, Reno, Nevada 89511, Attention: Investor Relations.

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2012 Annual Meeting must be received by the Company by April 18, 2012.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  It is suggested the proposal be submitted by certified mail -- return receipt requested.  Stockholders who intend to present a proposal at the 2012 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than April 18, 2012.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Procedure

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the 2011 Annual Report on Form 10-K to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the 2011 Annual Report on Form 10-K to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the 2011 Annual Report on Form 10-K, stockholders may write us at the following address:

Investor Relations
MyOtherCountryClub.com
18124  Wedge Pkwy. Suite 1050
Reno, Nevada 89511

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

By order of the Board of Directors

/S/ Michael F. Smith
Michael F. Smith
Chairman

Reno, Nevada
April 6, 2012

MYOTHERCOUNTRYCLUB.COM
PROXY

Annual Meeting of Stockholders
April 23, 2012

The undersigned appoints Michael F. Smith, Chairman of MyOtherCountryClub.com., with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of stockholders of MyOtherCountryClub.com, to be held April 23, 2012, beginning at 9:00 a.m., Local Time, at 401 West A Street, Suite 1150 San Diego, CA 92101 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated April 6, 2012, a copy of which has been received by the undersigned, as follows:

A. Election of Directors – The Board of Directors recommends a vote FOR the listed nominees.
3.	Nominees:	FOR	WITHOLD
	Michael F. Smith		
	Michael Stanford		

B. Proposal – The Board recommends a vote FOR Proposal 2.
	FOR	AGAINST	ABSTAIN
5. The ratification of Silberstein Ungar, PLCC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.			

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2012	Number of Shares ______________________

Please sign exactly as
Your name appears on
Your stock certificate(s).
If your stock is issued in	Signature
the names of two or more	Print Name Here:
Persons, all of them must
Sign this proxy. If signing
in representative capacity	Signature
Please indicate your title.	Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO APRIL 18, 2012.

Mail To: MyOtherCountryClub.com,
c/o Stoecklein Law Group, LLP
Attn: Jennifer Trowbridge
401 West A Street
Suite 1150,
 San Diego, CA 92101
Fax (619) 704-1325